UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 10, 2024
Date of Report (Date of earliest event reported)

FINGERMOTION, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-41187	46-4600326
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 Somerset Road, Level 3 Singapore	238164
(Address of principal executive offices)	(Zip Code)

(347) 349-5339
Registrant’s telephone number, including area code

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock	FNGR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 7 – REGULATION FD

Item 7.01 Regulation FD Disclosure

On January 10, 2024, FingerMotion, Inc. (the “Company” or “FingerMotion”) issued a news release to announce its subsidiary, Shanghai JuiGe Information Technology Co., Ltd., has launched a new consumer application called “Da Ge” introducing subscribers to services such as car washing, detailing and maintenance, linking automobile owners with full service independent service stations. Da Ge has already onboarded 18,000 car care service stations and anticipates over 25,000 service stations by the end of 2024.

The national rollout had generated a post-beta engagement of 200,000 active subscribers and anticipates 2,000,000 subscribers by the end of 2024, targeting the first and second tier cities throughout China. The current services available to subscribers include car detailing and maintenance, with future product offerings to possibly incorporate our current top up business, car accessories, and potentially health and auto insurance. We anticipate the Da Ge business segment to rapidly run cash flow positive and to be reflected in the financials of Q4 2024.

“Da Ge” is a testament to FingerMotion’s entrepreneurial spirit that builds on our core competencies and our ability to adapt to changing market conditions,” said Martin Shen, CEO of FingerMotion. “This application is highly scalable and is the first step in leveraging our newly developed automotive relationships and giving them a product that facilitates rewards from the car dealerships. We were able to leverage our technology and relationships to create a new market in automotive care that does not currently exist in the Chinese market. This is a case study of what is possible by leveraging and monetizing client relationships.”

A copy of the news release is attached as Exhibit 99.1 hereto.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description
99.1	News Release dated January 10, 2024
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FINGERMOTION, INC.

DATE: January 10, 2024	By:	/s/ Martin J. Shen
Martin J. Shen
CEO